UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22862

SEI Insurance Products Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item 1.	Reports to Stockholders.

December 31, 2019 ANNUAL REPORT SEI Insurance Products Trust VP Defensive Strategy Fund VP Conservative Strategy Fund VP Moderate Strategy Fund VP Market Plus Strategy Fund VP Balanced Strategy Fund VP Market Growth Strategy Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

December 31, 2019 (Unaudited)

To Our Shareholders

To our Shareholders:

Enthusiasm returned to financial markets at the start of the fiscal year ending December 31, 2019, with an early-2019 rebound that saw the S&P 500 Index deliver its best first-quarter performance in 20 years. Trade war fears, ongoing Brexit discussions and the U.S. yield curve all weighed on investor expectations throughout the reporting period.

The Federal Reserve (“Fed”) cut interest rates three times during the year. Short-term rates fell by a greater magnitude than long-term rates after the Fed’s dovish pivot; however, the yield curve flattened to a post-crisis low during the period and even inverted at multiple maturities—an often-used indicator of a possible economic recession—before steepening again over the second half of the year.

The European Central Bank (“ECB”) sought to provide fresh stimulus following its mid-September meeting by reducing its deposit rate from -0.40% to a record low of -0.50%—and adopting a new system to offset possible consequent bank-reserve losses. Christine Lagarde resigned as president of the International Monetary Fund after being named to succeed Mario Draghi as ECB President at the end of October 2019. Lagarde is expected to maintain her predecessor’s dovish policies.

The Japanese yen, typically viewed as a safe-haven asset in “risk-off” environments, finished the period marginally higher against the U.S. dollar while the Bank of Japan (BOJ) held monetary policy stable. The Chinese yuan finished the year down just over 1% against the U.S. dollar after trade-related tensions initially drove the exchange rate to an 11-year low in September; the currency rebounded over the remainder of the period as confidence grew that a limited U.S.-China trade agreement would be reached.

Crude oil prices made up for 2018’s steep losses with a gain of nearly 35% in 2019, with almost all of the positive performance achieved early in the year. From May onward, crude oil became a victim of the U.S.-China tariff war and the general sluggishness in global economic growth. Even the bombing of Saudi Arabia’s biggest refinery failed to shake crude oil out of its lethargy.

Geopolitical Events

The Trump administration received a measure of resolution in March when the special counsel investigating the 2016 election could not conclude that the president committed criminal obstruction of justice, although neither did it exonerate him. However, as the fiscal year came to an end, the political war between Trump and congressional Democrats escalated to an official impeachment inquiry. The impeachment hearings centered on allegations that Trump asked Ukrainian President Volodymyr Zelensky to conduct and publically announce investigations into Trump’s political opponents—in exchange for $400 million of congressionally approved military aid and a meeting at the White House.

The U.S. House of Representatives approved articles of impeachment against Trump—making him the third U.S. president in history to be impeached. As the culmination of a three-month investigation, President Trump was formally charged with abuse of power and obstruction of Congress. While the Senate will determine the ultimate decision on Trump’s removal from office, the process was suspended at year-end as House leaders said they plan to hold the documents until the Senate agrees to certain trial rules.

In December 2019, President Trump’s administration finally secured bipartisan support in the House of Representatives for the U.S.-Mexico-Canada Agreement (“USMCA”) to replace the North American Free Trade Agreement—one year after the three countries’ respective leaders signed the deal.

U.S.-China trade negotiations came to a halt in August with President Trump’s announcement of new tariffs and China’s subsequent promise of retaliation, provoking a disconcerting depreciation in the yuan’s exchange rate with the U.S. dollar. However, the two sides later settled on a limited “phase-one” trade agreement in mid-December, which the countries’ leaders agreed to formally sign in the coming year.

U.K. Prime Minister Theresa May announced on May 24 her intention to resign following a poor showing for Conservatives in European Parliamentary elections. May’s inability to establish sufficient support for her Brexit deal or a viable alternative had become an impasse, and her recent overtures for a second referendum alienated a large subset of her party’s leadership. Boris Johnson, her successor as prime minister, faced sharp resistance from the

SEI Insurance Products Trust / Annual Report / December 31, 2019	1

LETTER TO SHAREHOLDERS (Continued)

December 31, 2019 (Unaudited)

outset of his tenure: Conservative members of Parliament defected to support a vote eliminating the prospect of a no-deal departure from the E.U. on October 31, and the U.K. Supreme Court reversed the Prime Minister’s attempt to suspend Parliament. The UK’s Conservative Party consolidated its power in a mid-December election—winning a majority of seats in the House of Commons and gaining approval for Prime Minister Boris Johnson’s E.U. departure deal. The country is set to officially leave the E.U. at the end of January 2020, giving way to an 11-month transition period during which the U.K. and E.U. will negotiate the terms of their future relationship.

Elsewhere, after months of demonstrations, protesters in Hong Kong saw some success when a proposed law that would have allowed for extradition to mainland China was withdrawn. Protests continued, however, amid a reported increase in China’s police presence and undercover activity.

Economic Performance

U.S. economic growth grew by an annualized 2.7% in the first quarter, driven by increases in inventories and trade; however, GDP expanded by just 2.3% annualized in the second quarter as a decline in exports and inventory builds countered robust consumer spending. The third quarter saw a slight annualized increase of 2.1%, as the robust U.S. labor market and strong consumer spending supported the moderate pace of expansion, allowing the 10-year expansion to continue despite decelerating global activity.

The U.S. labor market remained robust throughout the fiscal year: the unemployment rate fell, finishing the period near a 50-year low at 3.5%; the labor-force participation rate ended at 63.2%, slightly higher from a year earlier. Average hourly earnings gained 2.9% over the year, although a modest increase in price pressures weighed on real personal income growth. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed’s dovish pivot midway through the reporting period involved an early conclusion to its balance-sheet reduction program, which was initially scheduled to end in September. These accommodative actions came amid below-target inflation and uncertainty about trade developments.

In September, the ECB cut its benchmark deposit rate for the first time since 2016, to a historic low, and announced it would restart quantitative easing. Broad economic growth in the eurozone slowed to its weakest pace in six years at the end of the second quarter of 2019, and matched it in the third quarter, as slumping exports in Germany and a stagnating Italian economy hampered expansion; the slowdown strengthened the case for continued accommodative policy by the ECB for some time.

The Bank of England (“BoE”) held its official bank rate unchanged during the reporting period. Committee guidance in July noted a bias toward higher rates, in contrast to the looser monetary policy shifts of the Fed and ECB; however, toward the end of the period, the BoE indicated a willingness to cut if global growth remained slow or Brexit uncertainties continued. The U.K. economy grew just 1.1% annualized through the third quarter of 2019, its weakest level since 2010.

Japanese GDP grew 1.7% year-on-year in the third quarter of 2019; the BOJ maintained monetary stimulus in an attempt to counter slowing growth and weak productivity gains. Meanwhile, GDP in China expanded by just 6.0% year-on-year in the third quarter of 2019, its weakest pace in 28 years, as a lack of consumer confidence due to the U.S. trade war pressured economic growth.

Market Developments

U.S. equity markets rose significantly during the reporting period as the modest U.S. economic expansion continued, corporate profitability was reasonably strong and the Fed eased monetary policy. Growth companies in the biotechnology industry and the information technology sector generally led the market. Although many value stocks underperformed, the banking industry was an area of strength among traditional value industries. Commodity-sensitive stocks, particularly those within the materials and energy sectors, lagged. Mega-large-cap stocks, a narrow group of companies with unusually large weights in the broader equity indexes, outperformed.

Small-cap stocks (Russell 2000 Index) failed to keep up with large caps (Russell 1000 Index) in the U.S. during the fiscal year. Large caps finished up 31.43%, outpacing small caps, which gained 25.52%.

2	SEI Insurance Products Trust / Annual Report / December 31, 2019

Despite Brexit uncertainty, the FTSE UK Series All-Share Index gained 23.95% in U.S. dollar terms, while the index rose 19.17% in sterling. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 26.60% in U.S. dollar terms; U.S. markets did better, as the S&P 500 Index returned 31.49%. Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and policy uncertainty grew. The MSCI Europe Index (Net) finished ahead 23.77% in U.S. dollar terms but 26.05% higher in euros; the euro finished down 2.05% versus the U.S. dollar for the period.

Emerging-market equities were strong. The MSCI Emerging Markets Index (Net) finished the reporting period up 18.42% in U.S. dollar terms. U.S.-China trade news generally drove performance throughout the year. A third-quarter selloff followed the U.S. labeling China a currency manipulator and a 10% tariff placed on $300 billion of Chinese imports; however, a rally in the fourth quarter came after the U.S. reduced existing tariffs and canceled future planned tariffs as part of a possible “phase-one” trade deal.

Led by the dovish tone of global central banks and lukewarm economic data in the U.S. and Europe, global high-yield bonds outperformed global government bonds. A continuing theme for U.S. fixed-income markets was the inverted yield curve. In August, the spread between 2-year and 5-year Treasurys inverted, as did the spread between 3-year and 5-year Treasurys. Notably, the spread between 3-month and 10-year Treasurys inverted for the first time in about 12 years in March, a signal of impending recession to some market watchers. After this differential first inverted early in 2019, and then turned back positive in April, it reverted again in May before turning and staying positive from October through the end of the period. In July, the Federal Open Market Committee cut rates for the first time in 11 years and did so again in September and October. Yields for 10-year U.S. government bonds hit a three–year low at 1.43% in August and ended down 77 basis points over the full reporting period at 1.92%, while 2-year yields steadily declined throughout the fiscal year to finish down 90 basis points at 1.58%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were higher. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) gained 7.69%, primarily due to trade tensions easing late in the year and “risk-on” market environment; the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 6.85% higher.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, was up 6.84% in U.S. dollar terms during the reporting period, while the high-yield market, as measured by the ICE BofA US High Yield Constrained Index, did markedly better and climbed 14.41%.

U.S. investment-grade corporate debt performed well, as the Bloomberg Barclays US Corporate Investment Grade Index returned 14.54%. U.S. asset-backed and mortgage-backed securities also managed gains during the fiscal year, benefiting from favorable supply-and-demand dynamics and continued improvement in collateral.

Emerging-market debt (“EMD”) delivered strong performance due to the improving growth outlook in the region relative to developed markets. The JP Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated EM bonds, climbed 13.47% higher in U.S. dollar terms. The JP Morgan EMBI Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), gained 15.04%.

Our View

A year ago, many investors were licking their wounds following a sharp global stock-market correction. Today, we are confronted with a notably different market backdrop, as share prices generally ended 2019 near their highs of the year. With regard to the U.S. economy, our expectations turned out to be mildly optimistic. But we think it’s worth pointing out that quarter-to-quarter fluctuations in the country’s seasonally adjusted GDP growth have remained on a relatively narrow path compared to their far more volatile historical range. One reason for the lower volatility was steady growth in U.S. household spending. By contrast, the contribution to real (inflation-adjusted) U.S. GDP growth from investment, both residential and non-residential, has been in a slowing trend; the pace of business spending in the country has eased dramatically since early 2018. On the positive side, the absence of an investment boom means there should be little to no hangover; even if a recession were to develop in the next year or so, we believe it almost certainly will not be especially painful.

Across the pond, Prime Minister Johnson’s decision to hold a snap election paid off. He now enjoys the largest Tory majority in Parliament since 1987, when Margaret Thatcher was re-elected Prime Minister for a third term. The victory eliminated the possibility of a dramatic remaking of the British economy as envisioned by the Labour party—and decreased the likelihood of a hung Parliament, which could have prolonged the uncertainty surrounding Brexit.

SEI Insurance Products Trust / Annual Report / December 31, 2019	3

LETTER TO SHAREHOLDERS (Concluded)

December 31, 2019 (Unaudited)

Of course, uncertainty remains. The U.K. now must negotiate its future trading relationship with the EU by the end of 2020. A no-deal Brexit would provide a substantial negative shock to merchandise trade because dealings with the E.U. would revert to the most-favored-nation rules of the World Trade Organization. Trade in financial services, a category critical to the UK’s economic well-being, would be saddled with increased regulations, paperwork and costs.

It continues to be our working assumption that a no-deal Brexit will be avoided. Although Boris Johnson has already announced his intention to exit the transition period at the December 31, 2020 deadline, it may take an extension of this transition period to effect a deal that minimizes the disruption.

For Europe, we accurately anticipated a further slowdown in economic growth over 2019. While we were right on the economy, we were perhaps too bearish on European risk assets. The MSCI Europe ex UK Index enjoyed an exceptional return in 2019 despite a still-significant disparity in economic growth between the U.S. and the Continent.

We think it may make sense to look past the current gloom when it comes to Europe. The lessening of trade tensions and improvement in China’s economic growth should provide export-dependent Europe with a moderate boost in 2020.

Government policy also is geared toward encouraging growth. There are signs that ECB policy is having some positive impact. The banking system is slowly recuperating. Lending to households and businesses has been in a modestly accelerating trend over the past few years. There also is a more serious discussion nowadays about easing fiscal policy. Even Jens Weidman, President of the Deutsche Bundesbank, member of the Governing Council of the ECB and a long-time hawk, has recently felt comfortable backing calls for government spending. Perhaps there’s hope that fiscal policy will turn into a tailwind for eurozone growth instead of a steady headwind.

Our expectation that emerging-market economies would enjoy a decent 2019 didn’t pan out. First, we thought an economic turnaround in China was just around the corner. The country had been pushing through various monetary, fiscal and structural reform measures aimed at jumpstarting economic growth, and we assumed that the Chinese government would go back to the debt well if needed. This happened only to a limited extent.

Of course, one big problem impeding the recovery in Chinese economic growth is the running trade battle with the U.S. We have frequently made the argument that an all-encompassing trade war between China and the U.S. would be in neither countries’ interest. The economic and political reverberations would be too painful. And so, the agreement on a “phase-one” deal at least helps lower the temperature and halts the tit-for-tat tariff escalations. We expect the truce will hold through the 2020 U.S. presidential election. If we’re right, China’s economy should be able to build upon the tentative pick-up in growth that has begun to show up in the economic data.

Looking at the big picture for the year ahead, we expect the U.S. and global economies to continue growing, but at a sluggish pace. This should keep inflation under control and encourage central banks to remain accommodative. Quantitative easing also should help keep fixed-income yields relatively steady even as government deficit spending picks up. Altogether, this scenario should be positive for risk assets.

We’ve summarized the major themes for 2020, as well as outstanding questions that could cause markets to behave in ways that run counter to our positioning:

The U.S. is converging with the rest of the world as U.S. economic and profits growth decline. Given the disparity in stock-market valuations, international markets are expected to outperform U.S. equities.

China’s economy should stabilize and improve. The partial US/China trade-war truce and a steady progression of fiscal and monetary stimulus measures over the past two years should pay off in 2020. Early signs of improvement are already apparent, which should boost the economic prospects of trade-dependent economies.

The U.S. dollar should reverse convincingly by losing value relative to other currencies. The Fed’s pivot toward an aggressive approach to supporting the overnight lending market has the potential to increase the global supply of dollars significantly. Since we believe the dollar is overvalued on a fundamental basis, its depreciation is a high-conviction call. This would be a tailwind for non-U.S. economies and financial markets.

4	SEI Insurance Products Trust / Annual Report / December 31, 2019

The value style should prevail. Modest improvement in global economic growth, a tendency for inflation and interest rates to move higher and the record disparity in valuation between the most- and least-expensive stocks should lead to a better result for value-oriented active managers.

We foresee less Brexit uncertainty, assuming a trade deal can be reached between the EU and U.K. We expect rationality to prevail, but a no-deal Brexit remains a residual risk. As the year-end 2020 transition deadline nears, U.K. and European markets could experience renewed volatility if the negotiations appear to be foundering on irreconcilable differences.

Presidential politics could roil equity markets in the U.S. and elsewhere. A sense of which Democratic nominee will face Donald Trump in the coming U.S. presidential election should get clearer in March, when 25 states and Puerto Rico go to the polls; California and Texas, plus 12 other states, will hold their primary elections on Super Tuesday, March 3.

The impact of Fed policy is a potential wildcard. While we don’t see it as a likely outcome, the central bank’s dovish stance at a time of full employment could cause a “melt-up” in stock prices. In our view, another stellar year for U.S. equities in 2020 would be a source of concern rather than celebration.

Equities and other risky assets are generally not well-correlated with the fundamentals in the short run; investor expectations can change much more quickly and far more dramatically than the fundamentals. Indeed, as seen in the past two years, changes in investor expectations can sometimes completely negate the change in the fundamentals.

During the fiscal year, we closed an overweight to U.S. large-cap value stocks (SIMT Large Cap Value Fund) and corresponding underweight to U.S. large-cap stocks (SIMT Large Cap Fund) within the stability-focused SIPT Moderate Fund. The Federal Reserve’s dovish pivot during the period shifted economic policy toward a more pro-cyclical stance. This change in sentiment was less favorable for our value implementation, which came with a somewhat defensive posture.

Also, during the fiscal year, we established an overweight to emerging-market debt (SIT Emerging Markets Debt Fund) and corresponding underweight to high-yield bonds (SIMT High Yield Bond Fund) within the stability-focused SIPT Conservative and SIPT Moderate Funds. At the time, we believed that fundamentals were supportive of emerging-market debt, and that a strong global economy and improving outlook for commodity prices were expected to provide an accommodative environment for the asset class. As markets recovered from their late-2018 lows, emerging-market debt outperformed most other fixed-income asset classes. Real yields in many emerging economies declined during the period, making relative valuations among fixed-income markets appear more evenly balanced, and we closed the exposure in both the SIPT Conservative and SIPT Moderate Funds. While we still view the fundamental backdrop for EM favorably, we expect EMD may have a bumpier ride than other fixed-income markets due to higher uncertainty around geopolitics and central-bank policies in the near future.

On behalf of SEI, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

Jim Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

SEI Insurance Products Trust / Annual Report / December 31, 2019	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2019 (Unaudited)

VP Defensive Strategy Fund

I. Objective

The SIPT VP Defensive Strategy Fund (“the Defensive Strategy Fund”) seeks to manage risk of loss while providing current income and opportunity for limited capital appreciation.

II. Investment Approach

The Defensive Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Defensive Strategy Fund’s assets in a way that it believes will achieve the Defensive Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Defensive Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2019, the Defensive Strategy Fund’s Class III shares returned 5.87%. The Defensive Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 8.72%.

IV. Fund Attribution

Most asset classes performed well in 2019. As discussed in the shareholder letter, the Federal Reserve reversed course from its late 2018 hiking cycle and cut rates three times in 2019. Along with generally lower bond yields, this pivot spurred equity markets to rally from the late December 2018 lows, especially in the U.S. Trade tensions seemed to ease toward the end of 2019, while the potential for Brexit uncertainty lessened. Global growth decelerated but remained positive.

All underlying funds were positive during the year. The SIMT Multi-Asset Capital Stability Fund was the largest contributor to performance as most global sovereign bond markets had strong performance during the first three quarters of 2019, and the fund increased its equity exposure.

As noted in the shareholder letter, equities were generally the strongest-performing asset class. Although they lagged their respective strategy benchmarks, the SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund were large contributors to overall Fund performance. Both funds had positive absolute returns and achieved meaningful risk reduction; they are designed to provide downside mitigation in stressful markets at the cost of lagging in upward trending markets.

The SIMT Core Fixed Income Fund performed positively as spread sectors generally outperformed comparable Treasury bonds. The gradual spread compression due to the ‘phase-one’ U.S.-China trade deal helped add to performance. The SDIT Short-Duration Government Fund performed positively as global sovereign bond yields trended lower. The SIMT Conservative Income Fund and the SDIT Government Fund also contributed as the Federal Reserve continued to lower interest rates, along with many other countries around the world. All three of these funds performed roughly in line with their respective benchmarks.

The SIMT Multi-Asset Income Fund had strong performance over the year, as it performed in line with its strategy benchmark. Some of the larger contributors to the fund included high-yield and investment-grade bonds, as most forms of credit performed well in the ‘risk-on’ environment. The SIMT Multi-Asset Inflation Managed Fund was a small contributor to overall Fund performance but lagged its strategy benchmark; commodities performed positively, while inflation-sensitive equities trailed the broader equity market. The SIMT Real Return Fund was also a small contributor to overall Fund performance, as Treasury inflation-protected securities outperformed nominal bonds, but the fund lagged its benchmark.

The SIT Emerging Markets Debt Fund performed well and contributed to relative performance; the Federal Reserve’s easier stance allowed emerging-market (“EM”) central banks to continue cutting their own policy rates. Lower U.S. and other developed-market rates continued to push investors to EM bonds in search of yield. EM currencies performed well in the fourth quarter versus the U.S. dollar, after lagging in the third quarter.

The Defensive Strategy Fund’s performance trailed its primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The SIMT Global Managed Volatility, SIMT U.S. Managed Volatility, and Core Fixed Income Funds all outperformed the Defensive Strategy Fund’s primary benchmark, while shorter-term bond funds and inflation-managed funds lagged. The Defensive Strategy Fund is designed to

6	SEI Insurance Products Trust / Annual Report / December 31, 2019

have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Defensive Strategy Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
VP Defensive Strategy Fund, Class II	6.13%	2.66%	2.01%	1.97%
VP Defensive Strategy Fund, Class III	5.87%	2.41%	1.76%	1.70%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.41%
S&P 500 Index	31.49%	15.27%	11.70%	13.21%
ICE BofA 3-Month U.S. Treasury Bill Index	2.28%	1.67%	1.07%	0.88%

Comparison of Change in the Value of a $10,000 Investment in the VP Defensive Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index and the ICE BofA 3-Month U.S. Treasury Bill Index.

1

For the year ended December 31, 2019. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

SEI Insurance Products Trust / Annual Report / December 31, 2019	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2019 (Unaudited)

VP Conservative Strategy Fund

I. Objective

The SIPT VP Conservative Strategy Fund (“the Conservative Strategy Fund”) seeks to manage risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Conservative Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Conservative Strategy Fund’s assets in a way that it believes will achieve the Conservative Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Conservative Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2019, the Conservative Strategy Fund’s Class III shares returned 9.03%. The Conservative Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 8.72%.

IV. Fund Attribution

Most asset classes performed well in 2019. As discussed in the shareholder letter, the Federal Reserve reversed course from its late 2018 hiking cycle and cut rates three times in 2019. Along with generally lower bond yields, this pivot spurred equity markets to rally from the late December 2018 lows, especially in the U.S. Trade tensions seemed to ease toward the end of 2019, while the potential for Brexit uncertainty lessened. Global growth decelerated but remained positive.

All underlying funds were positive during the year. As noted in the shareholder letter, equities were generally the strongest-performing asset class. Although they lagged their respective strategy benchmarks, the SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund were large contributors to overall Fund performance. Both funds had positive absolute returns and achieved meaningful risk reduction; they are designed to provide downside mitigation in stressful markets at the cost of lagging in upward trending markets.

The SIMT Multi-Asset Capital Stability Fund was also a positive performer as most global sovereign bond markets had strong performance during the first three quarters of 2019, and the fund increased its equity exposure.

The SIMT Core Fixed Income Fund performed positively as spread sectors generally outperformed comparable Treasury bonds. The gradual spread compression due to the ‘phase-one’ U.S.-China trade deal helped add to performance in the fourth quarter. The SDIT Short-Duration Government Fund performed positively as global sovereign bond yields trended lower. The SIMT Conservative Income Fund and SDIT Government Fund also contributed as the Federal Reserve continued to lower interest rates, along with many other countries around the world. All three of these funds performed roughly in line with their respective benchmarks.

The SIMT Multi-Asset Income Fund also had strong performance over the year, as it performed in line with its benchmark. Some of the larger contributors to the fund included high-yield and investment-grade bonds, as most forms of credit performed well in this ‘risk-on’ environment. The SIMT Multi-Asset Accumulation Fund contributed as global sovereign bonds rallied during the first three quarters of the year, despite giving back some gains in the fourth quarter. Equities were the largest contributor to absolute return. Commodities helped with both absolute and relative returns for the fund as the energy sector strengthened. The SIMT Multi-Asset Inflation Managed Fund was a small contributor to overall Fund performance but lagged its benchmark; commodities performed positively, while inflation-sensitive equities trailed the broader equity market. The SIMT Real Return Fund was also a small contributor to overall Fund performance, as Treasury inflation-protected securities outperformed nominal bonds, but the fund lagged its benchmark.

The SIT Emerging Markets Debt Fund performed well and contributed to relative performance; the Federal Reserve’s easier stance allowed emerging-market (EM) central banks to continue cutting their own policy rates. Lower U.S. and other developed-market rates continued to push investors to EM bonds in search of yield. EM currencies performed well in the fourth quarter versus the U.S. dollar, after lagging in the third quarter. The SIMT High Yield Bond Fund also performed positively as high-yield credit markets generally outperformed respective Treasurys; however, the fund lagged its benchmark.

8	SEI Insurance Products Trust / Annual Report / December 31, 2019

We had initiated an overweight to the SIT Emerging Markets Debt Fund relative to an underweight to the SIMT High Yield Bond Fund in February of 2018, as high-yield spreads had tightened significantly at the time, while we believed emerging-market debt spreads still had room to tighten. We also believed that a stronger global economy, improving outlook for commodity prices and a cooler U.S. dollar would be accommodative for emerging-market debt. This position detracted from performance during the reporting period and was closed in August of 2019.

The Conservative Strategy Fund’s performance led its primary broad-based benchmark, the Bloomberg Barclays US Aggregate Bond Index. The SIMT Global Managed Volatility Fund, SIMT U.S. Managed Volatility Fund, SIMT Multi-Asset Accumulation Fund, SIMT High Yield Bond Fund, SIT Emerging Markets Debt Fund and the SIMT Core Fixed Income Fund all outperformed the Conservative Strategy Fund’s primary benchmark, while all other funds lagged. The Conservative Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Conservative Strategy Fund’s overall performance was in line with our expectations for its asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
VP Conservative Strategy Fund, Class II	9.40%	4.05%	3.15%	3.31%
VP Conservative Strategy Fund, Class III	9.03%	3.77%	2.90%	3.05%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.41%
S&P 500 Index	31.49%	15.27%	11.70%	13.21%
ICE BofA 3-Month U.S. Treasury Bill Index	2.28%	1.67%	1.07%	0.88%

Comparison of Change in the Value of a $10,000 Investment in the VP Conservative Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index and the ICE BofA 3-Month U.S. Treasury Bill Index.

1

For the year ended December 31, 2019. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

SEI Insurance Products Trust / Annual Report / December 31, 2019	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2019 (Unaudited)

VP Moderate Strategy Fund

I. Objective

The SIPT VP Moderate Strategy Fund (the “Moderate Strategy Fund”) seeks to provide capital appreciation while managing the risk of loss.

II. Investment Approach

The Moderate Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Moderate Strategy Fund’s assets in a way that it believes will achieve the Moderate Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Moderate Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2019, the Moderate Strategy Fund’s Class III shares returned 13.35%. The Moderate Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 8.72%.

IV. Fund Attribution

Most asset classes performed well in 2019. As discussed in the shareholder letter, the Federal Reserve reversed course from its late 2018 hiking cycle and cut rates three times in 2019. Along with generally lower bond yields, this pivot spurred equity markets to rally from the late December 2018 lows, especially in the U.S. Trade tensions seemed to ease toward the end of 2019, while the potential for Brexit uncertainty lessened. Global growth decelerated but remained positive.

All underlying funds were positive during the year. The SIMT Multi-Asset Accumulation Fund was the largest contributor during the year as global sovereign bonds rallied during the first three quarters, despite giving back some gains in the fourth quarter. Equities were the largest contributor to absolute return. Commodities helped with both absolute and relative returns for the fund as the energy sector strengthened.

As noted in the shareholder letter, equities were generally the strongest-performing asset class. Although they lagged their respective benchmarks, the SIMT Global Managed Volatility Fund and SIMT U.S. Managed Volatility Fund were large contributors to overall Fund performance. Both funds had positive absolute returns and achieved meaningful risk reduction; they are designed to provide downside mitigation in stressful markets at the cost of lagging in upward trending markets. The SIMT Large Cap Fund posted strong performance as stocks rallied in the fourth quarter of 2019; however, the fund trailed its benchmark, the Russell 1000 Index, which was up over 9% for the quarter and over 31% for the full year. As also noted in the shareholder letter, technology was the best-performing sector for the year, while energy lagged all other sectors.

The SIMT Core Fixed Income Fund performed positively as spread sectors generally outperformed comparable Treasury bonds. The gradual spread compression due to the ‘phase-one’ U.S.-China trade deal helped add to performance in the fourth quarter. The SDIT Short-Duration Government Fund performed positively as global sovereign bond yields trended lower. The SIMT Conservative Income Fund and SDIT Government Fund also contributed as the Federal Reserve continued to lower interest rates, along with many other countries around the world. All three of these funds performed roughly in line with their respective benchmarks.

The SIT Emerging Markets Debt Fund also performed well and contributed to relative performance; the Federal Reserve’s easier stance allowed emerging-market (EM) central banks to continue cutting their own policy rates. Lower U.S. and other developed-market rates continued to push investors to EM bonds in search of yield. EM currencies performed well in the fourth quarter versus the U.S. dollar, after lagging in the third quarter. The SIMT High Yield Bond Fund also performed positively as high-yield credit markets generally outperformed respective Treasurys; however, the fund lagged its benchmark.

The SIMT Multi-Asset Income Fund also had strong performance over the year, as it performed in line with its benchmark. Some of the larger contributors to the fund included high-yield bonds and investment-grade bonds, as most forms of credit performed well in this ‘risk-on’ environment. The SIMT Multi-Asset Capital Stability Fund was also a positive performer as most global sovereign bond markets had strong performance during the first three quarters of 2019, and the fund increased its equity exposure. The SIMT Multi-Asset Inflation Managed Fund was a small contributor to overall Fund performance

10	SEI Insurance Products Trust / Annual Report / December 31, 2019

but lagged its benchmark; commodities performed positively, while inflation-sensitive equities trailed the broader equity market. The SIMT Real Return Fund was also a small contributor to overall Fund performance, as Treasury inflation-protected securities outperformed nominal bonds, but the fund lagged its benchmark.

Prior to the fiscal year, we had initiated a long U.S. large-cap value stocks relative to U.S. large-cap equities trade in the fourth quarter of 2017 through an overweight to the SIMT Large Cap Value Fund and underweight to the SIMT Large Cap Fund; the size of this tilt was increased in April 2018. We had initiated this trade based on the idea that tighter labor markets would eventually lead to an acceleration of wage growth and that the Federal Reserve would continue its steady removal of monetary accommodation. Additionally, we expected that tax reform would help lead a rotation back into more cyclical names. Overall, this trade detracted from performance in 2019 and was closed in April of 2019.

We had also previously initiated an overweight to the SIT Emerging Markets Debt Fund relative to an underweight to the SIMT High Yield Bond Fund in February of 2018 as high-yield spreads had tightened significantly, and we believed that emerging-market debt spreads had room to tighten. We also believed that a stronger global economy, improving outlook for commodity prices and a cooler U.S. dollar would be accommodative for emerging-market debt. This position detracted from performance during the reporting period and was closed in August of 2019.

The Moderate Strategy Fund outperformed its primary broad-based benchmark, the Bloomberg Barclays US Aggregate Bond Index. The SIMT Global Managed Volatility Fund, SIMT U.S. Managed Volatility Fund, SIMT Multi-Asset Accumulation Fund, SIMT High Yield Bond Fund, SIT Emerging Markets Debt Fund and SIMT Core Fixed Income Fund all outperformed the Moderate Strategy Fund’s primary benchmark, while all other funds lagged. The Moderate Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Moderate Strategy Fund’s overall performance was in line with our expectations for the Moderate Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
VP Moderate Strategy Fund, Class II	13.72%	5.79%	4.48%	4.82%
VP Moderate Strategy Fund, Class III	13.35%	5.51%	4.22%	4.54%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.41%
S&P 500 Index	31.49%	15.27%	11.70%	13.21%
MSCI EAFE Index	22.01%	9.56%	5.67%	4.46%
ICE BofA 3-Month U.S. Treasury Bill Index	2.28%	1.67%	1.07%	0.88%

Comparison of Change in the Value of a $10,000 Investment in the VP Moderate Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index and the ICE BofA 3-Month U.S. Treasury Bill Index

SEI Insurance Products Trust / Annual Report / December 31, 2019	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2019 (Unaudited)

VP Moderate Strategy Fund (Concluded)

1

For the year ended December 31, 2019. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

12	SEI Insurance Products Trust / Annual Report / December 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2019 (Unaudited)

VP Market Plus Strategy Fund

I. Objective

The SIPT VP Market Plus Strategy Fund (the Market Plus Strategy Fund) seeks long-term capital appreciation.

II. Investment Approach

The Market Plus Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Market Plus Strategy Fund’s assets in a way that it believes will achieve the Market Plus Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Market Plus Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2019, the Market Plus Strategy Fund’s Class III shares returned 21.69%. The Market Plus Strategy Fund’s broad-based benchmark, the S&P 500 Index, returned 31.49%.

IV. Fund Attribution

Most asset classes performed well in 2019. As discussed in the shareholder letter, the Federal Reserve reversed course from its late 2018 hiking cycle and cut rates three times in 2019. Along with generally lower bond yields, this pivot spurred equity markets to rally from the late December 2018 lows, especially in the U.S. Trade tensions seemed to ease toward the end of 2019, while the potential for Brexit uncertainty lessened. Global growth decelerated but remained positive.

All underlying funds were positive during the year. The SIMT Large Cap Fund posted strong performance as stocks rallied in the fourth quarter of 2019; however, the fund trailed its benchmark, the Russell 1000 Index, which was up over 9% for the quarter and over 31% for the full year. As also noted in the shareholder letter, technology was the best-performing sector for the year, while energy lagged all other sectors.

The SIMT Multi-Asset Accumulation Fund posted strong performance as global sovereign bonds rallied during the first three quarters of the year, despite giving back some gains in the fourth quarter. Equities were the largest contributor to absolute return. Commodities helped with both absolute and relative returns for the fund as the energy sector strengthened.

The SIT International Equity Fund also had positive performance, although it lagged the U.S. International equities performed well on the back of tepid growth, central bank easing and broader ‘risk-on’ sentiment. International equities trailed the U.S. as they tended to not have as much exposure to the technology sector. The SIT Emerging Markets Equity Fund contributed for similar reasons described above. The SIMT Dynamic Asset Allocation Fund also performed positively for similar reasons in the U.S. The fund underperformed its benchmark due to a long position in emerging-market equities relative to a short in developed-market equities, along with a position in commodities. A long Japanese yen versus short euro trade was a contributor to relative performance. The SIMT Small Cap Fund also contributed to overall Fund performance, as the Russell 2000 Index was up almost 10% over the final three months; however, the fund trailed its benchmark over the reporting period.

The SIT Emerging Markets Debt Fund performed well and contributed to relative performance; the Federal Reserve’s easier stance allowed emerging-market (“EM”) central banks to continue cutting their own policy rates. Lower U.S. and other developed-market rates continued to push investors to EM bonds in search of yield. EM currencies performed well in the fourth quarter versus the U.S. dollar, after lagging in the third quarter. The SIMT High Yield Bond Fund also performed positively as high-yield credit markets generally outperformed respective Treasurys; however, the fund lagged its benchmark.

The SIMT Core Fixed Income Fund performed well as spread sectors generally outperformed comparable Treasury bonds. The gradual spread compression due to the ‘phase-one’ U.S.-China trade deal helped add to performance in the fourth quarter.

The Market Plus Strategy Fund underperformed its primary broad-based benchmark, as all underlying funds underperformed the S&P 500 Index during the year. The Market Plus Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Market Plus Strategy Fund’s overall performance was in line with our expectations for the Market Plus Strategy Fund’s asset allocation.

SEI Insurance Products Trust / Annual Report / December 31, 2019	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2019 (Unaudited)

VP Market Plus Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
VP Market Plus Strategy Fund, Class II	22.09%	9.20%	6.36%	6.67%
VP Market Plus Strategy Fund, Class III	21.69%	8.92%	6.09%	6.40%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.41%
S&P 500 Index	31.49%	15.27%	11.70%	13.21%
ICE BofA 3-Month U.S. Treasury Bill Index	2.28%	1.67%	1.07%	0.88%

Comparison of Change in the Value of a $10,000 Investment in the VP Market Plus Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index, the ICE BofA 3-Month U.S. Treasury Bill Index.

1

For the year ended December 31, 2019. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

14	SEI Insurance Products Trust / Annual Report / December 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2019 (Unaudited)

VP Balanced Strategy Fund

I. Objective

The SIPT VP Balanced Strategy Fund (“the Balanced Strategy Fund”) seeks capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Balanced Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Balanced Strategy Fund’s assets in a way that it believes will achieve the Balanced Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Balanced Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2019, the Balanced Strategy Fund’s Class III shares returned 16.77%. The Balanced Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 8.72%.

IV. Fund Attribution

Most asset classes performed well in 2019. As discussed in the shareholder letter, the Federal Reserve reversed course from its late 2018 hiking cycle and cut rates three times in 2019. Along with generally lower bond yields, this pivot spurred equity markets to rally from the late December 2018 lows, especially in the U.S. Trade tensions seemed to ease toward the end of 2019, while the potential for Brexit uncertainty lessened. Global growth decelerated but remained positive.

All underlying funds were positive during the year. The SIMT Multi-Asset Accumulation Fund was the largest contributor during the year as global sovereign bonds rallied during the first three quarters, despite giving back some gains in the fourth quarter. Equities were the largest contributor to absolute return. Commodities helped with both absolute and relative returns for the fund as the energy sector strengthened.

The SIMT Large Cap Fund posted strong performance as stocks rallied in the fourth quarter of 2019; however, the fund trailed its benchmark, the Russell 1000 Index, which was up over 9% for the quarter and over 31% for the full year. As also noted in the shareholder letter, technology was the best-performing sector for the year, while energy lagged all other sectors.

The SIT International Equity Fund also had positive performance while it lagged the U.S. International equities performed well on the back of tepid growth, central bank easing and broader ‘risk-on’ sentiment. International equities trailed the U.S. as they tended to not have as much exposure to the technology sector. The SIT Emerging Markets Equity Fund contributed for similar reasons described above. The SIMT Dynamic Asset Allocation Fund performed positively for similar reasons in the U.S. The fund underperformed its benchmark due to a long position in emerging-market equities relative to a short in developed-market equities, along with a position in commodities. A long Japanese Yen versus short Euro trade contributed to relative performance. The SIMT Small Cap Fund also contributed to overall Fund performance, as the Russell 2000 Index was up almost 10% over the final three months; however, the fund trailed its benchmark over the reporting period.

The SIMT Core Fixed Income Fund performed positively as spread sectors generally outperformed comparable Treasury bonds. The gradual spread compression due to the ‘phase-one’ U.S.-China trade deal helped add to performance in the fourth quarter.

The SIT Emerging Markets Debt Fund performed well and contributed to relative performance; the Federal Reserve’s easier stance allowed emerging-market (EM) central banks to continue cutting their own policy rates. Lower U.S. and other developed-market rates continued to push investors to EM bonds in search of yield. EM currencies performed well in the fourth quarter versus the U.S. dollar, after lagging in the third quarter. The SIMT High Yield Bond Fund also performed positively as high-yield credit markets generally outperformed respective Treasurys; however, the fund lagged its benchmark.

The SIMT Multi-Asset Income Fund also had strong performance over the year, as it performed in line with its benchmark. Some of the larger contributors to the fund included high-yield bonds and investment-grade bonds, as most forms of credit performed well in this ‘risk-on’ environment. The SIMT Multi-Asset Inflation Managed Fund was a small contributor to overall Fund performance but lagged its benchmark; commodities performed positively, while inflation-sensitive equities trailed the broader equity market.

SEI Insurance Products Trust / Annual Report / December 31, 2019	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2019 (Unaudited)

VP Balanced Strategy Fund (Concluded)

The Balanced Strategy Fund outperformed its primary broad-based benchmark, the Bloomberg Barclays US Aggregate Bond Index. The SIMT Large Cap Fund, SIMT Small Cap Fund, SIMT Dynamic Asset Allocation Fund, SIT Emerging Markets Equity Fund, SIT International Equity Fund, SIMT Multi-Asset Accumulation Fund, SIMT Multi-Asset Income Fund, SIMT High Yield Bond Fund, SIT Emerging Markets Debt Fund and SIMT Core Fixed Income Fund all outperformed the Moderate Strategy Fund’s primary benchmark, while the SIMT Multi-Asset Inflation Managed Fund lagged. The Balanced Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Balanced Strategy Fund’s overall performance was in line with our expectations for the Balanced Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
VP Balanced Strategy Fund, Class II	17.06%	6.84%	4.82%	4.95%
VP Balanced Strategy Fund, Class III	16.77%	6.58%	4.56%	4.70%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.41%
S&P 500 Index	31.49%	15.27%	11.70%	13.21%
MSCI EAFE Index	22.01%	9.56%	5.67%	4.46%

Comparison of Change in the Value of a $10,000 Investment in the VP Balanced Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the MSCI EAFE Index.

1

For the year ended December 31, 2019. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

16	SEI Insurance Products Trust / Annual Report / December 31, 2019

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2019 (Unaudited)

VP Market Growth Strategy Fund

I. Objective

The SIPT VP Market Growth Strategy Fund (“the Market Growth Strategy Fund”) seeks capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Market Growth Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Market Growth Strategy Fund’s assets in a way that it believes will achieve the Market Growth Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Market Growth Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the full year ended December 31, 2019, the Market Growth Strategy Fund’s Class III shares returned 18.59%. The Market Growth Strategy Fund’s primary broad-based benchmark, the S&P 500 Index, returned 31.49%.

IV. Fund Attribution

Most asset classes performed well in 2019. As discussed in the shareholder letter, the Federal Reserve reversed course from its late 2018 hiking cycle and cut rates three times in 2019. Along with generally lower bond yields, this pivot spurred equity markets to rally from the late December 2018 lows, especially in the U.S. Trade tensions seemed to ease toward the end of 2019, while the potential for Brexit uncertainty lessened. Global growth decelerated but remained positive.

All underlying funds were positive during the year. The SIMT Large Cap Fund posted strong performance as stocks rallied in the fourth quarter of 2019; however, the fund trailed its benchmark, the Russell 1000 Index, which was up over 9% for the quarter and over 31% for the full year. As also noted in the shareholder letter, technology was the best-performing sector for the year, while energy lagged all other sectors.

The SIT International Equity Fund also had positive performance, although it lagged the U.S. International equities performed well on the back of tepid growth, central bank easing and broader ‘risk-on’ sentiment. International equities trailed the U.S. as they tended to not have as much exposure to the technology sector. The SIT Emerging Markets Equity Fund contributed for similar reasons described above. The SIMT Dynamic Asset Allocation Fund performed positively for similar reasons in the U.S. The fund underperformed its benchmark due to a long position in emerging-market equities relative to a short in developed-market equities, along with a position in commodities. A long Japanese yen versus short euro trade contributed to relative performance. The SIMT Small Cap Fund also contributed to overall Fund performance, as the Russell 2000 Index was up almost 10% over the final three months; however, the fund trailed its benchmark over the reporting period.

The SIMT Core Fixed Income Fund performed well as spread sectors generally outperformed comparable Treasury bonds. The gradual spread compression due to the ‘phase-one’ U.S.-China trade deal helped add to performance in the fourth quarter.

The SIT Emerging Markets Debt Fund also performed well and contributed to relative performance; the Federal Reserve’s easier stance allowed emerging-market (“EM”) central banks to continue cutting their own policy rates. Lower U.S. and other developed-market rates continued to push investors to EM bonds in search of yield. EM currencies performed well in the fourth quarter versus the U.S. dollar, after lagging in the third quarter. The SIMT High Yield Bond Fund also performed positively as high-yield credit markets generally outperformed respective Treasurys; however, the fund lagged its benchmark.

The SIMT Multi-Asset Accumulation Fund posted strong performance as global sovereign bonds rallied during the first three quarters of the year, despite giving back some gains in the fourth quarter. Equities were the largest contributor to absolute return. Commodities helped with both absolute and relative returns for the fund as the energy sector strengthened. The SIMT Multi-Asset Income Fund also had strong performance over the year, as it performed in line with its benchmark. Some of the larger contributors to the fund included high-yield and investment-grade bonds, as most forms of credit performed well in this ‘risk-on’ environment. The SIMT Multi-Asset Inflation Managed Fund was a small contributor to overall Fund performance but lagged its benchmark; commodities performed positively, while inflation-sensitive equities trailed the broader equity market.

SEI Insurance Products Trust / Annual Report / December 31, 2019	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2019 (Unaudited)

VP Market Growth Strategy Fund (Concluded)

The Market Growth Strategy Fund underperformed its primary broad-based benchmark, as all underlying funds underperformed the S&P 500 Index during the year. The Market Growth Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Market Growth Strategy Fund’s overall performance was in line with our expectations for the Market Growth Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]

	1 Year Return	Annualized 3 Year Return	Annualized 3 Year Return	Annualized Inception to Date
VP Market Growth Strategy Fund, Class II	18.85%	7.70%	5.38%	5.54%
VP Market Growth Strategy Fund, Class III	18.59%	7.43%	5.12%	5.27%
S&P 500 Index	31.49%	15.27%	11.70%	13.21%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.41%
MSCI EAFE Index	22.01%	9.56%	5.67%	4.46%

Comparison of Change in the Value of a $10,000 Investment in the VP Market Growth Strategy, Class II and Class III, versus the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index.

1

For the year ended December 31, 2019. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

18	SEI Insurance Products Trust / Annual Report / December 31, 2019

SCHEDULE OF INVESTMENTS

December 31, 2019

VP Defensive Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.2%

Fixed Income Funds — 56.0%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	46,837	$484
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	24,208	242
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	8,402	97
SEI Institutional Managed Trust Real Return Fund, Cl Y	8,020	81

Total Fixed Income Funds (Cost $900) ($ Thousands)		904

Multi-Asset Funds — 30.2%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	31,746	323
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	7,253	81
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	9,735	81

Total Multi-Asset Funds (Cost $473) ($ Thousands)		485

Equity Funds — 9.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	7,196	81
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	3,606	65

Total Equity Funds (Cost $133) ($ Thousands)		146

Money Market Fund — 5.0%
SEI Daily Income Trust Government Fund, Cl F, 1.500%**	80,691	81

Total Money Market Fund (Cost $81) ($ Thousands)		81

Total Investments in Securities — 100.2% (Cost $1,587) ($ Thousands)		$1,616

Percentages are based on Net Assets of $1,612 ($ Thousands).

**	Rate shown is the 7-day effective yield as of December 31, 2019.

Cl — Class

As of December 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Insurance Products Trust / Annual Report / December 31, 2019	19

SCHEDULE OF INVESTMENTS

December 31, 2019

VP Defensive Strategy Fund (Concluded)

The following is a summary of the transactions with affiliates for the year ended December 31, 2019 ($ Thousands):

Security Description	Value at 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation	Value 12/31/2019	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, CI Y	$ 478	$128	$(127)	$(3)	$ 8	$ 484	46,837	$ 9	$–
SEI Institutional Managed Trust Conservative Income Fund, CI Y	239	65	(62)	–	–	242	24,208	5	–
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	96	26	(30)	–	5	97	8,402	3	1
SEI Institutional Managed Trust Real Return Fund, CI Y	79	22	(22)	–	2	81	8,020	1	–
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, CI Y	318	89	(92)	–	8	323	31,746	6	5
SEI Institutional Managed Trust Multi-Asset Income Fund, CI Y	79	22	(27)	–	7	81	7,253	3	–
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, CI Y	79	21	(22)	(1)	4	81	9,735	1	–
SEI Institutional Managed Trust Global Managed Volatility Fund, CI Y	78	24	(31)	(2)	12	81	7,196	2	2
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CI Y	63	19	(27)	(1)	11	65	3,606	1	2
SEI Daily Income Trust Government Fund, CI F	80	21	(20)	–	–	81	80,691	2	–

Totals	$1,589	$437	$(460)	$(7)	$57	$1,616		$33	$10

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

20	SEI Insurance Products Trust / Annual Report / December 31, 2019

SCHEDULE OF INVESTMENTS

December 31, 2019

VP Conservative Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.2%
Fixed Income Funds — 51.1%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	176,689	$1,827
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	52,128	488
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	35,569	365
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	121,771	1,218
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	126,982	1,462
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	52,832	367
SEI Institutional Managed Trust Real Return Fund, Cl Y	48,306	486

Total Fixed Income Funds (Cost $6,111) ($ Thousands)		6,213

Multi-Asset Funds — 31.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	37,458	364
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	203,083	2,067
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	65,265	730
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	72,996	607

Total Multi-Asset Funds (Cost $3,677) ($ Thousands)		3,768

Equity Funds — 18.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	118,698	1,337
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	47,319	853

Total Equity Funds (Cost $2,026) ($ Thousands)		2,190

Total Investments in Securities — 100.2% (Cost $11,814) ($ Thousands)		$12,171

Percentages are based on Net Assets of $12,141 ($ Thousands).

Cl — Class

As of December 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Insurance Products Trust / Annual Report / December 31, 2019	21

SCHEDULE OF INVESTMENTS

December 31, 2019

VP Conservative Strategy Fund (Concluded)

The following is summary of the transactions with affiliates for the period ended December 31, 2019 ($ Thousands):

Security Description	Value at 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation	Value 12/31/2019	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$ 1,887	$ 354	$(441)	$(8)	$ 35	$ 1,827	176,689	$ 39	$ –
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	503	94	(112)	–	3	488	52,128	13	–
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	628	88	(413)	(4)	66	365	35,569	14	–
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	1,258	234	(274)	–	–	1,218	121,771	29	–
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,513	311	(442)	(4)	84	1,462	126,982	46	14
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	125	294	(62)	–	10	367	52,832	12	2
SEI Institutional Managed Trust Real Return Fund, Cl Y	503	88	(119)	(1)	15	486	48,306	8	–
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	378	99	(147)	(2)	36	364	37,458	6	38
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	2,136	386	(523)	4	64	2,067	203,083	38	38
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	755	130	(225)	4	66	730	65,265	32	2
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	627	111	(158)	(8)	35	607	72,996	11	–
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	1,383	271	(503)	(10)	196	1,337	118,698	35	38
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	878	192	(371)	4	150	853	47,319	18	25

Totals	$12,574	$2,652	$(3,790)	$(25)	$760	$12,171		$301	$157

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

22	SEI Insurance Products Trust / Annual Report / December 31, 2019

SCHEDULE OF INVESTMENTS

December 31, 2019

VP Moderate Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.2%

Fixed Income Funds — 35.8%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	85,855	$888
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	35,585	333
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	33,126	340
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	154,372	1,777
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	48,904	340
SEI Institutional Managed Trust Real Return Fund, Cl Y	33,135	334

Total Fixed Income Funds (Cost $3,907) ($ Thousands)		4,012

Multi-Asset Funds — 35.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	174,471	1,694
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	109,425	1,114
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	50,344	563
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	67,418	561

Total Multi-Asset Funds (Cost $3,824) ($ Thousands)		3,932

Equity Funds — 29.3%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	150,362	1,693
SEI Institutional Managed Trust Large Cap Fund, Cl Y	31,778	454
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	62,845	1,132

Total Equity Funds (Cost $3,038) ($ Thousands)		3,279

Total Investments in Securities — 100.2% (Cost $10,769) ($ Thousands)		$11,223

Percentages are based on Net Assets of $11,196 ($ Thousands).

Cl — Class

As of December 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Insurance Products Trust / Annual Report / December 31, 2019	23

SCHEDULE OF INVESTMENTS

December 31, 2019

VP Moderate Strategy Fund (Concluded)

The following is summary of the transactions with affiliates for the period ended December 31, 2019 ($ Thousands):

Security Description	Value at 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation	Value 12/31/2019	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust Short Duration Government Fund, Cl Y	$ 908	$ 85	$(118)	$(2)	$ 15	$ 888	85,855	$ 19	$ –
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	340	36	(45)	–	2	333	35,585	9	–
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	680	45	(450)	(4)	69	340	33,126	15	–
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	1,817	176	(315)	(2)	101	1,777	154,372	56	17
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	–	347	(9)	–	2	340	48,904	7	2
SEI Institutional Managed Trust Real Return Fund, Cl Y	340	28	(45)	–	11	334	33,135	6	–
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,700	219	(381)	8	148	1,694	174,471	26	171
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	1,133	108	(164)	3	34	1,114	109,425	20	20
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	566	51	(106)	3	49	563	50,344	25	1
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	560	49	(72)	(2)	26	561	67,418	9	–
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	1,700	149	(386)	(8)	238	1,693	150,362	45	47
SEI Institutional Managed Trust Large Cap Fund, Cl Y	–	553	(119)	2	18	454	31,778	5	26
SEI Institutional Managed Trust Large Cap Value Fund, Cl Y	455	3	(515)	(24)	81	–	–	3	–
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,133	106	(308)	1	200	1,132	62,845	24	32

Totals	$ 11,332	$ 1,955	$ (3,033)	$ (25)	$ 994	$ 11,223		$ 269	$ 316

Amounts designated as “–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

24	SEI Insurance Products Trust / Annual Report / December 31, 2019

SCHEDULE OF INVESTMENTS

December 31, 2019

VP Market Plus Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.2%

Equity Funds — 63.4%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	26,380	$326
SEI Institutional International Trust International Equity Fund, Cl Y	84,927	973
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	26,361	370
SEI Institutional Managed Trust Large Cap Fund, Cl Y	68,107	973
SEI Institutional Managed Trust Small Cap Fund, Cl Y	23,034	277

Total Equity Funds (Cost $2,352) ($ Thousands)		2,919

Multi-Asset Funds — 19.9%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	94,143	914

Total Multi-Asset Funds (Cost $895) ($ Thousands)		914

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Funds — 16.9%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	27,003	$278
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	19,480	224
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	39,664	276

Total Fixed Income Funds (Cost $728) ($ Thousands)		778

Total Investments in Securities — 100.2% (Cost $3,975) ($ Thousands)		$4,611

Percentages are based on Net Assets of $4,601 ($ Thousands).

Cl — Class

As of December 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2019 ($ Thousands):

Security Description	Value at 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 12/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$ 411	$ 49	$ (191)	$ (7)	$ 64	$ 326	26,380	$ 4	$ –
SEI Institutional International Trust International Equity Fund, Cl Y	1,231	143	(605)	(11)	215	973	84,927	19	–
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	476	47	(248)	30	65	370	26,361	7	–
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1,255	170	(667)	(11)	226	973	68,107	16	55
SEI Institutional Managed Trust Small Cap Fund, Cl Y	361	41	(196)	(25)	96	277	23,034	1	–
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,169	287	(648)	(2)	108	914	94,143	14	92
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	347	76	(178)	(1)	34	278	27,003	7	–
SEI Institutional Managed Trust Core Fixed Income, Cl Y	290	82	(162)	(4)	18	224	19,480	8	2
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	346	89	(182)	(6)	29	276	39,664	18	2

Totals	$5,886	$984	$(3,077)	$(37)	$855	$4,611		$94	$151

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2019	25

SCHEDULE OF INVESTMENTS

December 31, 2019

VP Balanced Strategy Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.2%

Fixed Income Funds — 35.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	46,871	$481
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	206,271	2,374
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	69,287	482

Total Fixed Income Funds (Cost $3,206) ($ Thousands)		3,337

Multi-Asset Funds — 33.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	196,029	1,903
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	42,935	481
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	91,945	765

Total Multi-Asset Funds (Cost $3,119) ($ Thousands)		3,149

Equity Funds — 32.2%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	23,264	288
SEI Institutional International Trust International Equity Fund, Cl Y	83,687	959
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	34,146	479
SEI Institutional Managed Trust Large Cap Fund, Cl Y	73,811	1,055
SEI Institutional Managed Trust Small Cap Fund, Cl Y	23,911	288

Total Equity Funds (Cost $2,529) ($ Thousands)		3,069

Total Investments in Securities — 100.2% (Cost $8,854) ($ Thousands)		$9,555

Percentages are based on Net Assets of $9,533 ($ Thousands).

Cl — Class

As of December 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

26	SEI Insurance Products Trust / Annual Report / December 31, 2019

The following is summary of the transactions with affiliates for the year ended December 31, 2019 ($ Thousands):

Security Description	Value at 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 12/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	$529	$85	$(189)	$(2)	$58	$481	46,871	$12	$–
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	2,655	574	(988)	(10)	143	2,374	206,271	75	22
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	527	118	(199)	(7)	43	482	69,287	29	3
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,123	524	(932)	(3)	191	1,903	196,029	30	195
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	530	98	(193)	3	43	481	42,935	21	1
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	841	162	(271)	(16)	49	765	91,945	13	–
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	320	81	(166)	(1)	54	288	23,264	4	–
SEI Institutional International Trust International Equity Fund, Cl Y	1,065	206	(504)	(5)	197	959	83,687	19	–
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	533	104	(273)	25	90	479	34,146	9	–
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1,176	279	(615)	(23)	238	1,055	73,811	16	60
SEI Institutional Managed Trust Small Cap Fund, Cl Y	321	72	(173)	(20)	88	288	23,911	1	–

Totals	$10,620	$2,303	$(4,503)	$(59)	$1,194	$9,555		$229	$281

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2019	27

SCHEDULE OF INVESTMENTS

December 31, 2019

VP Market Growth Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.2%

Equity Funds — 44.8%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	50,786	$628
SEI Institutional International Trust International Equity Fund, Cl Y	204,942	2,349
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	66,885	939
SEI Institutional Managed Trust Large Cap Fund, Cl Y	175,459	2,507
SEI Institutional Managed Trust Small Cap Fund, Cl Y	38,910	468

Total Equity Funds (Cost $5,717) ($ Thousands)		6,891

Multi-Asset Funds — 31.8%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	314,993	3,059
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	54,501	610
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	145,737	1,212

Total Multi-Asset Funds (Cost $4,873) ($ Thousands)		4,881

Fixed Income Funds — 23.6%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	75,129	772
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	182,099	2,096
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	110,341	767

Total Fixed Income Funds (Cost $3,503) ($ Thousands)		3,635

Total Investments in Securities — 100.2% (Cost $14,093) ($ Thousands)		$15,407

Percentages are based on Net Assets of $15,371 ($ Thousands).

Cl — Class

As of December 31, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to

Financial Statements.

28	SEI Insurance Products Trust / Annual Report / December 31, 2019

The following is summary of the transactions with affiliates for the year ended December 31, 2019 ($ Thousands):

Security Description	Value at 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 12/31/2019	Shares	Dividend Income	Capital Gains
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$575	$54	$(106)	$(6)	$111	$628	50,786	$8	$–
SEI Institutional International Trust International Equity Fund, Cl Y	2,162	140	(374)	(30)	451	2,349	204,942	45	–
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	861	56	(178)	11	189	939	66,885	17	–
SEI Institutional Managed Trust Large Cap Fund, Cl Y	2,294	281	(511)	(33)	476	2,507	175,459	37	143
SEI Institutional Managed Trust Small Cap Fund, Cl Y	432	34	(94)	(13)	109	468	38,910	2	–
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,862	478	(523)	(15)	257	3,059	314,993	47	309
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	571	64	(78)	1	52	610	54,501	26	1
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,136	132	(104)	(8)	56	1,212	145,737	21	–
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	714	87	(111)	(3)	85	772	75,129	19	–
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	2,002	304	(318)	(4)	112	2,096	182,099	63	20
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	717	92	(90)	(5)	53	767	110,341	44	4

Totals	$ 14,326	$ 1,722	$ (2,487)	$ (105)	$ 1,951	$ 15,407		$ 329	$ 477

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2019	29

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

December 31, 2019

	VP Defensive Strategy Fund	VP Conservative Strategy Fund
Assets:
Investments in affiliated funds, at market value †(1)	$ 1,616	$ 12,171
Income distribution receivable from affiliated funds	1	11
Receivable for investment securities sold	1	—
Receivable for fund shares sold	—	31
Total Assets	1,618	12,213
Liabilities:
Payable for fund shares redeemed	1	1
Payable for investment securities purchased	1	41
Distribution fees payable	—	2
Investment advisory fees payable	—	—
Shareholder servicing fees payable	—	3
Accrued expenses	4	25
Total Liabilities	6	72
Net Assets	$ 1,612	$ 12,141
† Cost of investments in affiliated funds	$ 1,587	$ 11,814
Net Assets:
Paid in Capital (unlimited authorization - no par value)	$ 1,604	$ 11,889
Total distributable earnings	8	252
Net Assets	$ 1,612	$ 12,141
Net Asset Value, Offering and Redemption Price Per Share — Class II	$ 10.15	$ 10.45
	($1,427,769 ÷ 140,686 shares)	($1,648,313 ÷ 157,804 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class III	$ 10.14	$ 10.43
	($184,680 ÷ 18,219 shares)	($10,493,155 ÷ 1,006,333 shares)

(1)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	SEI Insurance Products Trust / Annual Report / December 31, 2019

VP Moderate Strategy Fund	VP Market Plus Strategy Fund	VP Balanced Strategy Fund	VP Market Growth Strategy Fund

$11,223	$4,611	$9,555	$15,407
8	2	8	9
1	—	1	2
—	—	—	—
11,232	4,613	9,564	15,418

1	—	1	2
8	2	8	9
2	1	2	2
1	—	1	1
2	1	2	3
22	8	17	30
36	12	31	47
$11,196	$4,601	$9,533	$15,371
$10,769	$3,975	$8,854	$14,093

$10,708	$4,121	$8,957	$14,447
488	480	576	924
$11,196	$4,601	$9,533	$15,371
$10.58	$11.81	$11.07	$11.27
($2,401,885 ÷ 226,963 shares)	($1,254,897 ÷ 106,290 shares)	($1,996,162 ÷ 180,402 shares)	($5,538,005 ÷ 491,441 shares)
$10.56	$11.79	$11.06	$11.25
($8,794,489 ÷832,428 shares)	($3,345,796 ÷ 283,801 shares)	($7,536,558 ÷ 681,718 shares)	($9,833,155 ÷ 874,320 shares)

SEI Insurance Products Trust / Annual Report / December 31, 2019	31

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended December 31, 2019

	VP Defensive Strategy Fund	VP Conservative Strategy Fund
Investment Income:
Income distributions from affiliated funds	$33	$301
Total Investment Income	33	301
Expenses:
Shareholder servicing fees — Class II	3	4
Shareholder servicing fees — Class III	—	28
Administration fees	2	19
Investment advisory fees	1	13
Distribution fees — Class III	1	33
Trustees’ fees	—	1
Professional fees	2	20
Printing fees	2	17
Custodian/Wire Agent fees	1	8
Pricing fees	—	2
Other expenses	1	2
Total Expenses	13	147
Less:
Administration fees waived	(2)	(19)
Reimbursement from administrator	(3)	(20)
Investment advisory fees waived	(1)	(13)
Waiver of distribution fees — Class III	—	(6)
Net Expenses	7	89
Net Investment Income	26	212
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized loss from sales of affiliated funds	(7)	(25)
Capital gain distributions received from affiliated funds	10	157
Net change in unrealized appreciation from affiliated funds	57	760
Net Realized and Unrealized Gain from Affiliated Funds	60	892
Net Increase in Net Assets Resulting from Operations	$86	$1,104

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

32	SEI Insurance Products Trust / Annual Report / December 31, 2019

VP Moderate Strategy Fund	VP Market Plus Strategy Fund	VP Balanced Strategy Fund	VP Market Growth Strategy Fund
$269	$94	$229	$329
269	94	229	329
6	3	2	13

22	10	22	24
17	8	15	22
12	5	10	15
27	12	27	29
1	—	1	1
18	7	15	23
15	5	12	19
7	3	6	9
2	1	2	3
2	1	1	4
129	55	113	162

(17)	(8)	(15)	(22)
(13)	(2)	(7)	(12)
(12)	(5)	(10)	(15)
(4)	(2)	(4)	(5)
83	38	77	108
186	56	152	221

(25)	(37)	(59)	(105)
316	151	281	477
994	855	1,194	1,951
1,285	969	1,416	2,323
$1,471	$1,025	$1,568	$2,544

SEI Insurance Products Trust / Annual Report / December 31, 2019	33

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended December 31,

	VP Defensive Strategy Fund		VP Conservative Strategy Fund
	2019	2018	2019	2018
Operations:
Net investment income	$27	$21	$212	$194
Net realized gain (loss) from sales of affiliated funds	(7)	(6)	(25)	(30)
Capital gain distributions received from affiliated funds	10	11	157	187
Net change in unrealized appreciation (depreciation) from affiliated funds	57	(38)	760	(638)
Net Increase (Decrease) in Net Assets Resulting from Operations	87	(12)	1,104	(287)
Distributions:
Class II	(32)	(30)	(59)	(44)
Class III	(4)	(4)	(370)	(348)
Total Distributions	(36)	(34)	(429)	(392)
Capital Share Transactions:(1)
Class II
Proceeds from shares issued	373	283	524	157
Reinvestment of dividends & distributions	32	30	59	44
Cost of shares redeemed	(407)	(344)	(387)	(190)
Increase (Decrease) in Net Assets Derived from Class II Transactions	(2)	(31)	196	11
Class III
Proceeds from shares issued	20	—	1,573	2,164
Reinvestment of dividends & distributions	4	4	369	348
Cost of shares redeemed	(47)	(2)	(3,211)	(2,649)
Increase (Decrease) in Net Assets Derived from Class III Transactions	(23)	2	(1,269)	(137)
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(25)	(29)	(1,073)	(126)
Net Increase (Decrease) in Net Assets	26	(75)	(398)	(805)
Net Assets:
Beginning of Year	1,586	1,661	12,539	13,344
End of Year(A)	$1,612	$1,586	$12,141	$12,539

(1)	For Capital Share Transactions see Note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

34	SEI Insurance Products Trust / Annual Report / December 31, 2019

VP Moderate Strategy Fund		VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund

2019	2018	2019	2018	2019	2018	2019	2018

$186	$199	$56	$87	$152	$193	$221	$246
(25)	55	(37)	(39)	(59)	(63)	(105)	(121)
316	273	151	215	281	204	477	362
994	(990)	855	(941)	1,194	(1,104)	1,951	(1,737)

1,471	(463)	1,025	(678)	1,568	(770)	2,544	(1,250)

(145)	(138)	(69)	(28)	(68)	(27)	(263)	(144)
(483)	(423)	(200)	(98)	(361)	(337)	(453)	(284)

(628)	(561)	(269)	(126)	(429)	(364)	(716)	(428)

57	555	260	280	1,432	209	216	2,619
145	139	68	28	68	27	262	144
(500)	(715)	(454)	(148)	(301)	(249)	(187)	(321)

(298)	(21)	(126)	160	1,199	(13)	291	2,442

461	1,566	373	1,368	73	2,136	369	997
483	422	200	98	361	337	454	284
(1,595)	(960)	(2,472)	(447)	(3,829)	(932)	(1,856)	(1,135)

(651)	1,028	(1,899)	1,019	(3,395)	1,541	(1,033)	146

(949)	1,007	(2,025)	1,179	(2,196)	1,528	(742)	2,588

(106)	(17)	(1,269)	375	(1,057)	394	1,086	910

11,302	11,319	5,870	5,495	10,590	10,196	14,285	13,375

$11,196	$11,302	$4,601	$5,870	$9,533	$10,590	$15,371	$14,285

SEI Insurance Products Trust / Annual Report / December 31, 2019	35

FINANCIAL HIGHLIGHTS

For the years or periods ended December 31,

For Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) from Affiliated Funds(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
VP Defensive Strategy Fund
Class II
2019	$9.80	$0.18	$0.42	$0.60	$(0.21)	$(0.04)	$(0.25)	$10.15	6.13%	$1,428	0.48%	0.90%	1.77%	29%
2018	10.10	0.15	(0.21)	(0.06)	(0.15)	(0.09)	(0.24)	9.80	(0.67)	1,384	0.47	0.87	1.50	23
2017	10.02	0.15	0.11	0.26	(0.15)	(0.03)	(0.18)	10.10	2.64	1,455	0.48	0.95	1.45	47
2016	9.88	0.08	0.15	0.23	(0.09)	—	(0.09)	10.02	2.36	1,593	0.52	1.09	0.79	114
2015	10.06	0.10	(0.13)	(0.03)	(0.10)	(0.05)	(0.15)	9.88	(0.27)	1,059	0.29	1.35	0.96	95
Class III
2019	$9.79	$0.15	$0.43	$0.58	$(0.19)	$(0.04)	$(0.23)	$10.14	5.87%	$184	0.73%	1.20%	1.52%	29%
2018	10.09	0.12	(0.21)	(0.09)	(0.12)	(0.09)	(0.21)	9.79	(0.92)	202	0.72	1.19	1.20	23
2017	10.01	0.11	0.13	0.24	(0.13)	(0.03)	(0.16)	10.09	2.39	206	0.73	1.17	1.09	47
2016	9.87	0.05	0.15	0.20	(0.06)	—	(0.06)	10.01	2.10	203	0.76	1.36	0.49	114
2015	10.05	0.05	(0.10)	(0.05)	(0.08)	(0.05)	(0.13)	9.87	(0.50)	217	0.53	1.59	0.46	95
VP Conservative Strategy Fund
Class II
2019	$9.91	$0.20	$0.73	$0.93	$(0.27)	$(0.12)	$(0.39)	$10.45	9.40%	$1,648	0.49%	0.90%	1.95%	21%
2018	10.45	0.18	(0.39)	(0.21)	(0.18)	(0.15)	(0.33)	9.91	(2.03)	1,373	0.49	0.79	1.75	25
2017	10.18	0.15	0.37	0.52	(0.20)	(0.05)	(0.25)	10.45	5.12	1,433	0.51	1.01	1.48	27
2016	9.99	0.13	0.26	0.39	(0.17)	(0.03)	(0.20)	10.18	3.90	1,707	0.54	1.17	1.28	76
2015	10.27	0.18	(0.20)	(0.02)	(0.18)	(0.08)	(0.26)	9.99	(0.26)	1,591	0.38	1.51	1.77	46
Class III
2019	$9.90	$0.17	$0.72	$0.89	$(0.24)	$(0.12)	$(0.36)	$10.43	9.03%	$10,493	0.74%	1.20%	1.64%	21%
2018	10.44	0.15	(0.38)	(0.23)	(0.16)	(0.15)	(0.31)	9.90	(2.28)	11,166	0.74	1.09	1.47	25
2017	10.17	0.13	0.36	0.49	(0.17)	(0.05)	(0.22)	10.44	4.86	11,911	0.76	1.31	1.28	27
2016	9.97	0.12	0.26	0.38	(0.15)	(0.03)	(0.18)	10.17	3.76	12,286	0.78	1.43	1.13	76
2015	10.25	0.14	(0.19)	(0.05)	(0.15)	(0.08)	(0.23)	9.97	(0.49)	8,946	0.63	1.76	1.40	46

**	The expense ratios do not include expenses of the underlying affiliated investment funds.

†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

36	SEI Insurance Products Trust / Annual Report / December 31, 2019

FINANCIAL HIGHLIGHTS

For the years or periods ended December 31,

For Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) from Affiliated Funds(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
VP Moderate Strategy Fund
Class II
2019	$9.86	$0.19	$1.15	$1.34	$(0.33)	$(0.29)	$(0.62)	$10.58	13.72%	$2,402	0.53%	0.89%	1.77%	17%
2018	10.82	0.20	(0.60)	(0.40)	(0.21)	(0.35)	(0.56)	9.86	(3.82)	2,515	0.52	0.81	1.93	21
2017	10.23	0.17	0.67	0.84	(0.22)	(0.03)	(0.25)	10.82	8.23	2,777	0.55	0.96	1.62	23
2016	9.93	0.15	0.47	0.62	(0.24)	(0.08)	(0.32)	10.23	6.24	1,526	0.59	1.20	1.46	48
2015	10.37	0.15	(0.25)	(0.10)	(0.21)	(0.13)	(0.34)	9.93	(1.00)	1,495	0.48	1.52	1.48	24
Class III
2019	$9.85	$0.16	$1.14	$1.30	$(0.30)	$(0.29)	$(0.59)	$10.56	13.35%	$8,794	0.78%	1.19%	1.56%	17%
2018	10.81	0.19	(0.61)	(0.42)	(0.19)	(0.35)	(0.54)	9.85	(4.06)	8,787	0.77	1.10	1.78	21
2017	10.21	0.10	0.72	0.82	(0.19)	(0.03)	(0.22)	10.81	8.02	8,542	0.81	1.28	0.94	23
2016	9.91	0.13	0.46	0.59	(0.21)	(0.08)	(0.29)	10.21	6.00	12,230	0.85	1.45	1.29	48
2015	10.35	0.19	(0.31)	(0.12)	(0.19)	(0.13)	(0.32)	9.91	(1.23)	8,331	0.73	1.77	1.80	24
VP Market Plus Strategy Fund
Class II
2019	$10.33	$0.16	$2.08	$2.24	$(0.31)	$(0.45)	$(0.76)	$11.81	22.09%	$1,255	0.57%	0.85%	1.43%	19%
2018	11.77	0.19	(1.38)	(1.19)	(0.25)	—	(0.25)	10.33	(10.14)	1,212	0.57	0.82	1.60	12
2017	10.07	0.12	1.76	1.88	(0.18)	—	(0.18)	11.77	18.68	1,217	0.56	1.06	1.11	9
2016	9.88	0.09	0.74	0.83	(0.22)	(0.42)	(0.64)	10.07	8.40	905	0.57	1.17	0.89	43
2015	10.61	0.10	(0.48)	(0.38)	(0.12)	(0.23)	(0.35)	9.88	(3.59)	1,450	0.45	1.57	0.98	31
Class III
2019	$10.32	$0.11	$2.09	$2.20	$(0.28)	$(0.45)	$(0.73)	$11.79	21.69%	$3,346	0.82%	1.15%	0.99%	19%
2018	11.75	0.15	(1.36)	(1.21)	(0.22)	—	(0.22)	10.32	(10.28)	4,658	0.82	1.12	1.32	12
2017	10.06	0.09	1.76	1.85	(0.16)	—	(0.16)	11.75	18.35	4,278	0.81	1.35	0.79	9
2016	9.87	0.09	0.71	0.80	(0.19)	(0.42)	(0.61)	10.06	8.16	3,697	0.82	1.42	0.86	43
2015	10.60	0.05	(0.46)	(0.41)	(0.09)	(0.23)	(0.32)	9.87	(3.82)	3,059	0.70	1.80	0.51	31

SEI Insurance Products Trust / Annual Report / December 31, 2019	37

FINANCIAL HIGHLIGHTS

For the years or periods ended December 31,

For Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) from Affiliated Funds(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
VP Balanced Strategy Fund
Class II
2019	$9.92	$0.31	$1.37	$1.68	$(0.36)	$(0.17)	$(0.53)	$11.07	17.06%	$1,996	0.55%	0.86%	2.83%	23%
2018	11.01	0.20	(0.91)	(0.71)	(0.25)	(0.13)	(0.38)	9.92	(6.60)	716	0.55	0.82	1.89	17
2017	10.04	0.14	1.02	1.16	(0.19)	—	(0.19)	11.01	11.56	807	0.59	1.06	1.31	20
2016	9.75	0.17	0.52	0.69	(0.24)	(0.16)	(0.40)	10.04	7.15	544	0.65	1.17	1.73	23
2015	10.35	0.05	(0.38)	(0.33)	(0.17)	(0.10)	(0.27)	9.75	(3.20)	215	0.52	1.48	0.50	31
Class III
2019	$9.91	$0.15	$1.51	$1.66	$(0.34)	$(0.17)	$(0.51)	$11.06	16.77%	$7,537	0.80%	1.16%	1.42%	23%
2018	11.00	0.19	(0.93)	(0.74)	(0.22)	(0.13)	(0.35)	9.91	(6.84)	9,874	0.80	1.11	1.75	17
2017	10.03	0.11	1.02	1.13	(0.16)	—	(0.16)	11.00	11.30	9,389	0.84	1.37	1.04	20
2016	9.74	0.11	0.56	0.67	(0.22)	(0.16)	(0.38)	10.03	6.90	7,508	0.89	1.43	1.07	23
2015	10.34	0.10	(0.45)	(0.35)	(0.15)	(0.10)	(0.25)	9.74	(3.42)	5,392	0.77	1.80	0.93	31
VP Market Growth Strategy Fund
Class II
2019	$9.97	$0.19	$1.67	$1.86	$(0.33)	$(0.23)	$(0.56)	$11.27	18.85%	$5,538	0.56%	0.89%	1.71%	12%
2018	11.16	0.22	(1.09)	(0.87)	(0.24)	(0.08)	(0.32)	9.97	(7.84)	4,639	0.56	0.81	2.00	16
2017	9.95	0.12	1.27	1.39	(0.18)	—	(0.18)	11.16	14.04	2,728	0.57	1.05	1.16	23
2016	9.74	0.10	0.65	0.75	(0.24)	(0.30)	(0.54)	9.95	7.72	2,126	0.59	1.17	1.06	38
2015	10.43	0.09	(0.45)	(0.36)	(0.14)	(0.19)	(0.33)	9.74	(3.43)	2,679	0.47	1.52	0.85	22
Class III
2019	$9.95	$0.15	$1.69	$1.84	$(0.31)	$(0.23)	$(0.54)	$11.25	18.59%	$9,833	0.81%	1.19%	1.37%	12%
2018	11.14	0.17	(1.07)	(0.90)	(0.21)	(0.08)	(0.29)	9.95	(8.08)	9,646	0.81	1.13	1.53	16
2017	9.93	0.09	1.28	1.37	(0.16)	—	(0.16)	11.14	13.76	10,647	0.82	1.34	0.89	23
2016	9.72	0.10	0.62	0.72	(0.21)	(0.30)	(0.51)	9.93	7.44	9,551	0.85	1.42	0.98	38
2015	10.41	0.07	(0.45)	(0.38)	(0.12)	(0.19)	(0.31)	9.72	(3.67)	7,778	0.72	1.77	0.66	22

38	SEI Insurance Products Trust / Annual Report / December 31, 2019

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

1. ORGANIZATION

SEI Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust under a certificate of trust dated June 21, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (“40 Act”), as an open-end investment company with six funds: VP Defensive Strategy Fund; VP Conservative Strategy Fund; VP Moderate Strategy Fund; VP Market Plus Strategy Fund; VP Balanced Strategy Fund; and VP Market Growth Strategy Fund (each a “Fund” and collectively, the “Funds”). Each Fund is predominantly a “fund of funds” and offers shareholders the opportunity to invest in shares of certain underlying affiliated investment companies (the “Underlying SEI Funds”), which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional International Trust and SEI Institutional Managed Trust. The Certificate of Trust permits the Trust to offer Class II and Class III shares in each Fund. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and principle investment strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the period ended December 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended December 31, 2019, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded in the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

SEI Insurance Products Trust / Annual Report / December 31, 2019	39

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

Pursuant to Rule 12b-1 under the Investment Company Act, the Funds have adopted a distribution and shareholder services plan with respect to Class III Shares that allows Class III Shares to pay fees to service providers to compensate them for distribution services or shareholder services with respect to Class III Shares.

In addition, the Funds have adopted a shareholder services plan (the “Service Plan”) with respect to Class II and III Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares.

The Funds’ Distribution Agreement with SEI Investments Distribution Co (“SIDCo”) provides that distribution fees and shareholder service fees will be paid to SIDCo., which may then be used by SIDCo. to compensate insurance companies and other financial intermediaries for providing distribution or shareholder services with respect to Class II and III Shares as applicable.

The Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until April 30, 2020, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee Fees, acquired fund fees and expenses (“AFFE”) and extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes, AFFE and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The Adviser, Administrator and Distributor for the Trust serve in the same capacity for the underlying affiliated investment companies.

40	SEI Insurance Products Trust / Annual Report / December 31, 2019

Prior to April 30, 2019, the following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Shareholder Servicing Fees	Distribution Fees*	Voluntary Expense Limitations	Contractual Expense Limitations
VP Defensive Strategy Fund
Class II	0.10%	0.25%	-	0.47%	0.57%
Class III	0.10%	0.25%	0.30%	0.72%	0.82%
VP Conservative Strategy Fund
Class II	0.10%	0.25%	-	0.49%	0.59%
Class III	0.10%	0.25%	0.30%	0.74%	0.84%
VP Moderate Strategy Fund
Class II	0.10%	0.25%	-	0.52%	0.62%
Class III	0.10%	0.25%	0.30%	0.77%	0.87%
VP Market Plus Strategy Fund
Class II	0.10%	0.25%	-	0.58%	0.68%
Class III	0.10%	0.25%	0.30%	0.83%	0.93%
VP Balanced Strategy Fund
Class II	0.10%	0.25%	-	0.55%	0.65%
Class III	0.10%	0.25%	0.30%	0.80%	0.90%
VP Market Growth Strategy Fund
Class II	0.10%	0.25%	-	0.56%	0.66%
Class III	0.10%	0.25%	0.30%	0.81%	0.91%

Effective April 30, 2019, the following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Shareholder Servicing Fees	Distribution Fees*	Voluntary Expense Limitations	Contractual Expense Limitations
VP Defensive Strategy Fund
Class II	0.10%	0.25%	-	0.47%	0.57%
Class III	0.10%	0.25%	0.30%	0.72%	0.82%
VP Conservative Strategy Fund
Class II	0.10%	0.25%	-	0.48%	0.58%
Class III	0.10%	0.25%	0.30%	0.73%	0.83%
VP Moderate Strategy Fund
Class II	0.10%	0.25%	-	0.52%	0.62%
Class III	0.10%	0.25%	0.30%	0.77%	0.87%
VP Market Plus Strategy Fund
Class II	0.10%	0.25%	-	0.59%	0.69%
Class III	0.10%	0.25%	0.30%	0.84%	0.94%
VP Balanced Strategy Fund
Class II	0.10%	0.25%	-	0.54%	0.64%
Class III	0.10%	0.25%	0.30%	0.79%	0.89%
VP Market Growth Strategy Fund
Class II	0.10%	0.25%	-	0.55%	0.65%
Class III	0.10%	0.25%	0.30%	0.80%	0.90%

*

These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

SEI Insurance Products Trust / Annual Report / December 31, 2019	41

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

The following is a summary of Annual Fees Payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
VP Defensive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Conservative Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Moderate Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Market Plus Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Balanced Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Market Growth Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%

Interfund Lending — The Securities and Exchange Commission (“SEC”) has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of and for the period ended December 31, 2019, the Trust did not participate in the Program.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Adviser, the Administrator and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Adviser or the Administrator pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	VP Defensive Strategy Fund		VP Conservative Strategy Fund		VP Moderate Strategy Fund
	2019	2018	2019	2018	2019	2018
Shares Issued and Redeemed:
Class II:
Shares issued	37	28	51	15	5	52
Shares issued in lieu of cash distributions	3	3	6	4	14	13
Shares redeemed	(40)	(34)	(37)	(18)	(47)	(67)
Total Class II Transactions	–	(3)	20	1	(28)	(2)
Class III:
Shares issued	2	–	154	210	45	151
Shares issued in lieu of cash distributions	–	–	35	34	46	41
Shares redeemed	(5)	–	(311)	(257)	(150)	(90)
Total Class III Transactions	(3)	–	(122)	(13)	(59)	102
Increase (Decrease) in Capital Shares	(3)	(3)	(102)	(12)	(87)	100

Amounts designated as “—” have been rounded to 0.

42	SEI Insurance Products Trust / Annual Report / December 31, 2019

	VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund
	2019	2018	2019	2018	2019	2018
Shares Issued and Redeemed:
Class II:
Shares issued	22	24	130	19	19	236
Shares issued in lieu of cash distributions	6	3	6	3	24	14
Shares redeemed	(39)	(13)	(28)	(23)	(17)	(29)
Total Class II Transactions	(11)	14	108	(1)	26	221
Class III:
Shares issued	32	117	7	196	34	92
Shares issued in lieu of cash distributions	18	10	33	33	41	28
Shares redeemed	(218)	(39)	(354)	(87)	(171)	(106)
Total Class III Transactions	(168)	88	(314)	142	(96)	14
Increase (Decrease) in Capital Shares	(179)	102	(206)	141	(70)	235

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities other than short-term securities, for the period ended December 31, 2019, were as follows ($ Thousands):

Total
VP Defensive Strategy Fund
Purchases	$416
Sales	440
VP Conservative Strategy Fund
Purchases	2,652
Sales	3,790
VP Moderate Strategy Fund
Purchases	1,955
Sales	3,033
VP Market Plus Strategy Fund
Purchases	984
Sales	3,077
VP Balanced Strategy Fund
Purchases	2,303
Sales	4,503
VP Market Growth Strategy Fund
Purchases	1,722
Sales	2,487

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and undistributed earnings, as appropriate, in the period that the differences arise. As of December 31, 2019, there were no permanent differences.

The tax character of dividends and distributions declared during the years December 31, 2019 and December 31, 2018 were as follows ($ Thousands):

			Long-Term
	Ordinary Income		Capital Gains		Totals
	2019	2018	2019	2018	2019	2018
VP Defensive Strategy Fund	$31	$22	$5	$12	$36	$34
VP Conservative Strategy Fund	285	204	144	188	429	392
VP Moderate Strategy Fund	321	213	307	348	628	561
VP Market Plus Strategy Fund	112	126	157	–	269	126
VP Balanced Strategy Fund	289	233	140	131	429	364
VP Market Growth Strategy Fund	424	309	292	119	716	428

SEI Insurance Products Trust / Annual Report / December 31, 2019	43

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

As of December 31, 2019, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Other Temporary Differences	Unrealized Appreciation	Total Distributable Earnings
VP Defensive Strategy Fund	$2	$—	$(2)	$—	$9	$9
VP Conservative Strategy Fund	16	69	—	1	166	252
VP Moderate Strategy Fund	20	148	—	(1)	321	488
VP Market Plus Strategy Fund	1	41	—	—	438	480
VP Balanced Strategy Fund	10	84	—	2	480	576
VP Market Growth Strategy Fund	12	210	—	1	701	924

Amounts designated as “—” are $0 or have been rounded to $0.

Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The following funds have capital loss carryforward to offset future capital gains:

	Short- Term	Long- Term	Total Capital Loss Carryforwards
VP Defensive Strategy Fund	1	1	2

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2019, were as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
VP Defensive Strategy Fund	$1,607	$29	$(19)	$10
VP Conservative Strategy Fund	12,005	370	(204)	166
VP Moderate Strategy Fund	10,902	332	(11)	321
VP Market Plus Strategy Fund	4,173	636	(198)	438
VP Balanced Strategy Fund	9,074	710	(229)	481
VP Market Growth Strategy Fund	14,706	1,341	(640)	701

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

The Underlying SEI Funds and other investment companies and exchange traded products in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals.

The following descriptions provide additional information about some of the risks investing in the Funds:

Asset Allocation Risk — The risk that SIMC’s decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Below Investment Grade Securities (Junk Bonds)
Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risk of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Exchange-Traded Products (ETPs) Risk — The risks of owning interests of an ETP, such as an ETF, ETN or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, the Fund or an Underlying SEI Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

44	SEI Insurance Products Trust / Annual Report / December 31, 2019

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Company Risk — When the Fund or an Underlying SEI Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund or an Underlying SEI Fund had invested directly in the underlying investments.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Sales Risk — A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales entered into by an Underlying SEI Fund expose the Fund to the risk that the Underlying SEI Fund will be required to buy a security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying SEI Fund and, therefore, the Fund, that is potentially unlimited. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the share price of an Underlying SEI Fund and, therefore, the Fund. Investment in short sales may also cause an Underlying SEI Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — Small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Underlying SEI Funds invest. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Commodity Investments Risk — Certain Underlying SEI Funds may invest a portion of their assets in a wholly owned subsidiary that is not registered under the Investment Company Act of 1940, as amended (1940 Act), and invests directly in commodities and commodity-related instruments. Other Underlying SEI Funds may have indirect exposure to commodities by investing in commodity-related instruments. Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates, or factors affecting a particular

SEI Insurance Products Trust / Annual Report / December 31, 2019	45

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2019

industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Currency Risk — As a result of the Fund’s and certain Underlying SEI Funds’ investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund or an Underlying SEI Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterpart to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that a small percentage of assets invested in a derivative can have a disproportionately larger impact on the Fund or an Underlying SEI Fund. Correlation risk is the risk that changes in the value of a derivative instrument may not correlate perfectly with changes in the value of the derivative instrument’s underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund or an Underlying SEI Fund would like, which may cause the Fund or the Underlying SEI Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s or the Underlying SEI Fund’s management or performance. The use of swaps and over-the-counter forward contracts and options is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or counterparty to a derivatives contract will default or otherwise become unable to honor its financial obligation to the Fund or the Underlying SEI Fund under the contract. Valuation risk is the risk that the derivative may be difficult to value. Each of the above risks could cause the Fund or an Underlying SEI Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the

Fund’s or an Underlying SEI Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s or an Underlying SEI Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Equity market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Underlying Fund’s value may fluctuate and/or the Underlying Fund may experience increased redemptions from shareholders, which may impact the Underlying Fund’s liquidity or force the Underlying Fund to sell securities into a declining or illiquid market.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to the current prospectus for a discussion of the risks associated with investing in the Funds.

9. REGULATORY MATTERS

On August 17, 2018, the Commission adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of

46	SEI Insurance Products Trust / Annual Report / December 31, 2019

Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of December 31, 2019.

SEI Insurance Products Trust / Annual Report / December 31, 2019	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Insurance Products Trust, comprised of the VP Defensive Strategy Fund, VP Conservative Strategy Fund, VP Moderate Strategy Fund, VP Market Plus Strategy Fund, VP Balanced Strategy Fund, and VP Market Growth Strategy Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

February 14, 2020

48	SEI Insurance Products Trust / Annual Report / December 31, 2019

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of December 31, 2019.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	98	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.

TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	98	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Insurance Products Trust / Annual Report / December 31, 2019	49

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 62 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	98	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003.	98	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 65 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation from 2009 to 2017. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee.	98	Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 69 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Christine Reynolds One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2018. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	98	Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

50	SEI Insurance Products Trust / Annual Report / December 31, 2019

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 73 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A

Russell Emery One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A

Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Insurance Products Trust / Annual Report / December 31, 2019	51

DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2019

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2019 to December 31, 2019. The expense examples do not reflect expenses and charges which are, or may be imposed, under the investor’s variable contract issued by an insurance company.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratios	Expenses Paid During Period*
VP Defensive Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,017.60	0.48%	$2.44
Class III	1,000.00	1,016.80	0.73	3.71
Hypothetical 5% Return
Class II	$1,000.00	$1,022.79	0.48%	$2.45
Class III	1,000.00	1,021.53	0.73	3.72

VP Conservative Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,026.50	0.49%	$2.50
Class III	1,000.00	1,025.60	0.74	3.78
Hypothetical 5% Return
Class II	$1,000.00	$1,022.74	0.49%	$2.50
Class III	1,000.00	1,021.48	0.74	3.77

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratios	Expenses Paid During Period*
VP Moderate Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,038.80	0.53%	$2.72
Class III	1,000.00	1,037.00	0.78	4.00
Hypothetical 5% Return
Class II	$1,000.00	$1,022.53	0.53%	$2.70
Class III	1,000.00	1,021.27	0.78	3.97

VP Market Plus Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,069.60	0.54%	$2.82
Class III	1,000.00	1,067.50	0.79	4.12
Hypothetical 5% Return
Class II	$1,000.00	$1,022.48	0.54%	$2.75
Class III	1,000.00	1,021.22	0.79	4.02

52	SEI Insurance Products Trust / Annual Report / December 31, 2019

	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Annualized Expense Ratios	Expenses Paid During Period*
VP Balanced Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,050.90	0.55%	$2.84
Class III	1,000.00	1,048.90	0.80	4.13
Hypothetical 5% Return
Class II	$1,000.00	$1,022.43	0.55%	$2.80
Class III	1,000.00	1,021.17	0.80	4.08

VP Market Growth Strategy Fund
Actual Fund Return
Class II	$1,000.00	$1,057.90	0.56%	$2.90
Class III	1,000.00	1,057.00	0.81	4.20
Hypothetical 5% Return
Class II	$1,000.00	$1,022.38	0.56%	$2.85
Class III	1,000.00	1,021.12	0.81	4.13

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

SEI Insurance Products Trust / Annual Report / December 31, 2019	53

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreement (Unaudited)

SEI Insurance Products Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by a Board of Trustees (each member, a “Trustee” and collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of the Funds’ Advisory Agreement be specifically approved by the vote of a majority of the outstanding shareholders of the Funds; and the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”) cast in person at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any the Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds a meeting each year to consider whether to renew the existing Advisory Agreement between the Trust and SIMC with respect to the Funds of the Trust. In preparation for this meeting, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance for the year ended December 31, 2018 compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the December 4-5, 2018 meeting of the Board, the Trustees approved a brief extension of the Advisory Agreement already in effect to accommodate a revised meeting schedule. Accordingly, at the April 2-3, 2019 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

54	SEI Insurance Products Trust / Annual Report / December 31, 2019

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates contractual and voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding specified caps and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Insurance Products Trust / Annual Report / December 31, 2019	55

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a December 31, 2019, taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2019, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 2019, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
VP Defensive Strategy Fund	12.58%	87.42%	100.00%	8.82%
VP Conservative Strategy Fund	33.63%	66.37%	100.00%	13.62%
VP Moderate Strategy Fund	48.94%	51.06%	100.00%	18.48%
VP Market Plus Strategy Fund	58.43%	41.57%	100.00%	21.43%
VP Balanced Strategy Fund	32.73%	67.28%	100.00%	11.19%
VP Market Growth Strategy Fund	40.77%	59.23%	100.00%	16.08%

	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-term Capital Gain Dividends (5)	Qualifying Business Income (6)
VP Defensive Strategy Fund	12.90%	0.00%	0.00%	0.00%	0.00%
VP Conservative Strategy Fund	21.22%	0.00%	0.00%	0.00%	0.00%
VP Moderate Strategy Fund	27.42%	0.00%	0.00%	0.00%	0.00%
VP Market Plus Strategy Fund	42.16%	0.00%	0.00%	0.00%	0.00%
VP Balanced Strategy Fund	19.52%	0.00%	0.00%	0.00%	0.00%
VP Market Growth Strategy Fund	30.15%	0.00%	0.00%	100.00%	0.00%

Items (A), (B) are based on the percentage of each Fund’s total distribution.

(1) The percentage in this column represents dividends which qualify for the Corporate “Dividends Received

Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

(4) The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6) The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

56	SEI Insurance Products Trust / Annual Report / December 31, 2019

SEI INSURANCE PRODUCTS TRUST ANNUAL REPORT

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-025 (12/19)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr.. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2019 and 2018 as follows:

		Fiscal 2019			Fiscal 2018
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$64,195	N/A	$0	$63,560	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (3)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$412,613	$0	$0	$342,371	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2019	Fiscal 2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2019 and 2018 were $412,613 and $342,371, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Insurance Products Trust

By	/s/ Robert A. Nesher
Robert A. Nesher President & CEO

Date: February 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher President & CEO

Date: February 27, 2020

By	/s/ James J. Hoffmayer
James J. Hoffmayer Controller & CFO

Date: February 27, 2020